As filed with the Securities and Exchange Commission on April 26, 2022
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 29 (File No.033-62407)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 173 (File No. 811-07355)	[X]
(Check appropriate box or boxes)

RIVERSOURCE VARIABLE ACCOUNT 10
(Exact Name of Registrant)

RiverSource Life Insurance Company
(Name of Depositor)
70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code (612) 678-5337
Nicole D. Wood, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on April 29, 2022 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus
April 29, 2022
RiverSource®
Flexible Portfolio Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10
This prospectus contains information that you should know before investing in the RiverSource Flexible Portfolio Annuity (the Contract), an individual flexible premium deferred combination fixed/variable annuity contract issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The contract is no longer available for new purchases. The contract is no longer being sold and this prospectus is designed for current contract owners.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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2    RiverSource Flexible Portfolio Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: Part of our general account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest. May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) (including inherited IRAs) under Section 408(b) of the Code
•	Roth IRAs (including inherited Roth IRAs) under Section 408A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Plans under Section 401(k) of the Code
•	Custodial and investment only plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
•	Plans under Section 457 of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.

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Retirement date: The date when annuity payouts are scheduled to begin.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Separate Account: An insulated segregated account, the assets of which are invested solely in the underlying Funds. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Refers to the RiverSource Variable Account 10 , a separate account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.

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Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals	If you withdraw money during the first 8 years from the contract date, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn.
	For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment.			Fee Table and Examples Charges– Surrender Charge
Transaction Charges	We do not assess any transaction charges.
Ongoing Fees and Expenses (annual charges)	The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table and Examples Expenses – Product Charges Appendix: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.29%	1.29%
	Fund options (Funds fees and expenses)(2)	0.61%	1.35%
	Optional benefits available for an additional charge	N/A	N/A
(1) As a percentage of average daily contract value in the variable account. Includes the Mortality and Expense Fee and contract administrative charge.(2) As a percentage of Fund net assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $1,674	Highest Annual Cost: $2,267
	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No sales charge • No additional purchase payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Fund fees and expenses • No additional purchase payments, transfers or withdrawals • No sales charge
RISKS
Risk of Loss	You can lose money by investing in this Contract including loss of principal.			Principal Risks
Not a Short-Term Investment	• The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• The Contract has surrender charges which may reduce the value of your Contract if you withdraw money during the surrender charge period.
	• The benefits of tax deferral and long-term income mean the contract is generally more beneficial to investors with a long term investment horizon.			Principal Risks Charges– Surrender Charge

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	RISKS	Location in Statutory Prospectus
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
• Each investment option, including any fixed account investment options, has its own unique risks.
	• You should review the investment options before making any investment decisions.	Principal Risks The Variable Account and the Funds The Fixed Account
Insurance Company Risks	An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.	Principal Risks The General Account
RESTRICTIONS
Investments	• Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date, and once per contract year after the retirement date.
• The Fixed Account is subject to certain restrictions.
• We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
	• We reserve the right to add, remove or substitute funds as investment options. We also reserve the right, upon notification to you, to close or restrict any funds.	Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments
Optional Benefits	• No optional benefits are offered under this Contract.
TAXES
Tax Implications	• Consult with a tax advisor to determine the tax implications of an investment in and purchase payments received under this Contract.
• If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
	• Earnings under your Contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.	About the Service Providers
Exchanges	If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.	Buying Your Contract – Contract Exchanges

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Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various benefits and optional features that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contract has two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses and the Fixed Account which earns interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract will terminate.
A list of funds and additional information regarding each fund in which you can invest is provided in Appendix -- Funds Available Under the Contract.
amount of money you accumulate under your contract depends (in part) on the performance of the subaccounts you choose or the rates you earn on allocations to the Fixed Account. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or surrender the contract during the Income Phase unless you elect an option that provides guaranteed payments.
All death benefits terminate after the retirement date.
Contract features:
Death Benefits. If you or the annuitant die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. After the death benefit is paid, the contract will terminate.
Surrenders: You may surrender all or part of your contract value at any time during the Accumulation Phase. If you request a full surrender, the contract will terminate. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty that may apply if you surrender prior to reaching age 59½) and may have other tax consequences. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
Tax Treatment: You can transfer money between subaccounts and the Fixed Account without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•	Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between subaccounts or from the fixed account to one or more eligible subaccounts.
•	Automated Partial Surrenders. An optional service allowing you to set up automated partial surrenders from the fixed account or the subaccounts.
•	Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

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Fee Table and Examples
The following tables describe the fees and expenses that you paid when buying, owning and making a surrender from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a surrender from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Surrender Charges
Surrender charges (as a percentage of purchase payments surrendered)
Maximum	7%

Contract year	Surrender charge percentage
1-3	7%
4	6
5	5
6	4
7	3
8	2
Thereafter	0
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses).

Annual Contract Expenses

Administrative Expenses
Contract Administrative charge	$30
(We will waive this fee when your contract value is $25,000 or more on the contract anniversary.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
Mortality and expense risk fee	1.25%
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. A complete list of funds available under the contract, including their annual expenses, may be found in Appendix .

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.61	1.35
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.

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These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses and Annual Fund Expenses. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses and Annual Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses.This example assumes the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be lower, based on this assumption your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$9,695	$15,213	$18,992	$29,662	$2,665	$8,183	$13,962	$29,632
Minimum Expenses.This example assumes the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be higher, based on this assumption your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,937	$12,928	$15,171	$21,980	$1,907	$5,898	$10,141	$21,950
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

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Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant surrender charge up to 7%. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your benefits.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.

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The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995. The variable account, consisting of subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life. RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in Appendix to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at the 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, Ameriprise.com/variable annuities.
•	Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•	Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent

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or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating investment professionals who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

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•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.

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The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
You also may allocate purchase payments or transfer contract value to the fixed account. Amounts allocated to the fixed account are part of our general account. We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. However, the rate will never be less than the fixed account minimum interest rate required under state law, currently 1%. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus. (See “Making the Most of Your Contract — Transfer policies” for restrictions on transfers involving the fixed account.)
Buying Your Contract
New contracts are not currently being offered.
As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy.
We applied your initial purchase payment to the accounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract  Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features

14    RiverSource Flexible Portfolio Annuity — Prospectus

and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
The Retirement Date
Annuity payouts are scheduled to begin on the retirement date. This means that the contract will be annuitized (converted to a stream of monthly payments) and the first payment will be sent on the retirement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. You will no longer have access to your contract value. In addition, the death benefit will end.
Generally, the retirement date must be no later than the annuitant’s 95th birthday or the tenth contract anniversary. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable tax laws, provided you send us written instructions at least 30 days before annuity payouts begin.
Six months prior to your retirement date, we will contact you with your options, including the option to postpone your retirement date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Plan B – Life annuity with 10 years certain, will begin on the retirement date, and monthly annuity payouts will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuititzation or take partial surrenders to meet your required minimum distributions.
Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program. (See “TSA — Special Provisions.”)
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the retirement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Minimum allowable purchase payments(1)
If paying by installments under a scheduled payment plan:
$23.08 biweekly
$50 per month
If paying by any other method:
$50
(1)	If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts sold to New Jersey residents.
Maximum allowable annual purchase payments(2) (based on your age or the age of the annuitant (whoever is older) on the effective date of the contract):
$100,000 through age 85
$50,000 for ages 86 to 90
(2)	These annual limits apply in total to all RiverSource Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.

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How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
Your sales representative can help you set up:
•	an automatic payroll deduction, salary reduction or other group billing arrangement; or
•	a bank authorization.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
Charges
Transaction Expenses
Surrender Charge
If you surrender all or part of your contract before the retirement date, we may deduct a surrender charge from the contract value that is surrendered. We calculate the surrender charge by drawing from your total contract value in the following order:
•	First, we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). We do not assess a surrender charge on this amount.
NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.
•	If necessary, we surrender amounts representing purchase payments not previously surrendered. The surrender charge rate on these purchase payments is as follows:

Contract year	Surrender charge as a percentage of purchase payments surrendered
1-3	7%
4	6
5	5
6	4
7	3
8	2
Thereafter	0
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

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Example
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:
Amount requested	or	$1,000	=	$1,075.27
1.00 – withdrawal charge		.93
By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.18% or 6.68% depending on the applicable assumed investment rate. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Waiver of surrender charge
We do not assess surrender charges for:
•	surrenders of any contract earnings;
•	RMDs from a qualified annuity provided the amount is no greater than the RMD amount calculated under your specific contract, currently in force;
•	contracts settled using an annuity payout plan, unless Annuity Payout Plan E is later surrendered;
•	death benefits; and
•	surrenders you make if your contract includes a “Waiver of Surrender Charges for Nursing Home Confinement” Annuity Endorsement. To the extent permitted by state law, we included this endorsement if you were under age 76 at contract issue. We will waive surrender charges that normally are assessed upon full or partial surrender if you provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse (except in New Jersey) are confined to a nursing home and have been for the prior 90 days. (See your endorsement for additional conditions and restrictions on this waiver.)

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Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.
We will waive this charge when your contract value is $25,000 or more on the current contract anniversary.
If you surrender your contract, we will deduct the charge at the time of surrender. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Mortality and Expense Risk Fee
We charge this fee daily to your subaccounts as a percentage of the daily contract value in the variable account.. The unit values of your subaccounts reflect this fee and it totals 1.25% of the subaccounts’ average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

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Valuing Your Investment
We value your accounts as follows:
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•	the sum of your purchase payments and transfer amounts allocated to the fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and
•	minus any prorated portion of the contract administrative charge.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge or a surrender charge.
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests.
The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders;
•	surrender charges; and/or
•	deduction of a prorated portion of the contract administrative charge.
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and
•	mortality and expense risk fees.

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Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.
Transferring Among Accounts
You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer policies” below.

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Transfer policies
•	Before annuity payouts begin, you may transfer contract values between the subaccounts. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.
•	We have reserved the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract. Effective on April 6, 2020(1), transfers to the fixed account, are limited so the amount of contract value transferred to the fixed account cannot result in the value of the fixed account being greater than 20% of the contract value.
(1) This restriction does not apply to contracts issued in New Jersey.
•	You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
•	If we receive your request in good order within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.
•	If we receive your request in good order on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

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If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

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How to request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers from the fixed account to the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional purchase payments if automated partial surrenders are in effect.
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automatic arrangement until the balance is adequate.
•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None

3 3 By phone
Call between 7 a.m. and 10 p.m. Central time:
1-800-862-7919
Minimum amount
Transfers or Surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

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Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
We may ask you to return the contract. You may have to pay a contract administrative charge and surrender charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).
Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take satisfy RMDs under the Code may reduce the value of certain death benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all of your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to the total contract value, unless requested otherwise. The minimum contract value after partial surrenders is $600.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other forms of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

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Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–	the NYSE is closed, except for normal holiday and weekend closings;
–	trading on the NYSE is restricted, according to SEC rules;
–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
TSA–Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.
Participants in the Texas Optional Retirement Program
You cannot receive distributions before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:
•	surrender all or part of your contract at any time; and
•	move up your retirement date.
If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

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Participation in the Portland Public Schools TSA Program
We guarantee that your fixed account surrender value will not be less than the purchase payments (less amounts previously surrendered) provided:
•	you allocated all purchase payments only to the fixed account; and
•	you did not transfer money from the fixed account to any subaccount.
If you allocated payments to a subaccount or transferred money from the fixed account to a subaccount, the guarantee does not apply.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

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Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the fixed account to one or more eligible subaccounts	No charge	N/A	• Automated transfers from the fixed account to the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months
Automated Partial Surrenders/Systematic Withdrawals	Allows automated partial surrenders from the contract	No charge	N/A	• Additional systematic payments are not allowed with automated partial surrenders • May result in income taxes on all or a portion of amounts surrendered
Death Benefit (if death occurs before the annuitant’s 75th birthday)	Provides a guaranteed death benefit equal to the greatest of the Contract Value,Contract Value as of the most recent sixth contract anniversary minus any surrenders, or purchase payments minus any surrenders	No charge	N/A	• For Contracts issued in Texas, provides a death benefit equal to the greater of the purchase payments minus any surrenders, or Contract Value • Annuitizing the Contract terminates the benefit
Death Benefit (if death occurs on or after the annuitant’s 75th birthday)	Provides a death benefit equal to the greater of the Contract Value, or Contract Value as of the most recent sixth contract anniversary minus any surrenders	No charge	N/A	• For Contracts issued in Texas, provides a death benefit equal to the Contract Value • Annuitizing the Contract terminates the benefit
Benefits in Case of Death
We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
For contracts issued in all states except Texas:
If death occurs before the annuitant’s 75th birthday, the beneficiary receives the greatest of:
•	contract value;
•	contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or
•	purchase payments minus any surrenders.
If death occurs on or after the annuitant’s 75th birthday, the beneficiary receives the greater of:
•	contract value; or
•	contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.
For contracts issued in Texas:
If death occurs before the annuitant’s 75th birthday, the beneficiary receives the greater of:
•	purchase payments minus any surrenders; or
•	contract value.
If death occurs on or after the annuitant’s 75th birthday, the beneficiary receives the contract value.

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If you die before your retirement date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 72. If you attained age 72 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse:
•	the surviving spouse;
•	a lawful child of the owner under the age of 21 majority (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);
•	disabled within the meaning of Code section 72(m)(7);
•	chronically ill within the meaning of Code section 7702B(c)(2);
•	any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.

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Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any surrender charges upon retirement but surrender charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

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Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date:
•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.
•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium taxes paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.  For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment.

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Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or
•	over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.

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If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If you die before your retirement date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be the equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange, one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on

32    RiverSource Flexible Portfolio Annuity — Prospectus

the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above..
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 72. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding, instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

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RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;

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•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% We may also pay ongoing trail commissions of up to 0.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its sales representatives to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);

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•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its sales representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask the sales representative before you buy, how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2020 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business

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practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

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Financial Statements
The financial statements for the RiverSource Variable Account 10, as well as the consolidated financial statements of the RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

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Appendix:Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at [    ]. You can also request this information at no cost by calling [    ] or by sending an email request to [    ].
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.88%	17.58%	10.61%	10.17%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	13.98%	12.89%	13.05%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.84% [1]	1.03%	8.86%	8.41%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.25% [1]	33.51%	16.24%	5.85%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Global Strategic Income Fund (Class 3) Columbia Management Investment Advisers, LLC	0.79% [1]	4.68%	2.80%	1.11%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.58% [1]	0.28%	0.75%	0.38%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.79% [1]	6.55%	7.25%	6.55%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.62%	12.45%	5.93%	4.66%

40     RiverSource Flexible Portfolio Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.91%	8.92%	6.34%	5.10%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)) Columbia Management Investment Advisers, LLC	0.97% [1]	35.28%	16.86%	11.81%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund, Series I Shares Invesco Advisers, Inc.	0.80%	27.74%	13.97%	12.27%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.	0.64%	23.87%	22.82%	18.58%
[1]	This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.

RiverSource Flexible Portfolio Annuity — Prospectus    41

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.
Reports and other information about RiverSource Variable Account 10 are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000009759
© 2008-2022 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9062_12_A01_(4/22)

PART B.
The combined Statement of Additional Information and Financial Statement for RiverSource Variable Account 10 dated April 29, 2022 filed electronically as Part B to Post-Effective Amendment No. 18 to Registration Statement No.333-230376 is incorporated by reference.
PART C – OTHER INFORMATION
Item 27. Exhibits
(b) Exhibits
(a)	(i)	Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.
	(ii)	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
(b)		Not applicable.
(c)		Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.
(d)	(i)	Copy of Deferred Annuity Contract for non-qualified contract (form 31030), filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 2 to the Registration Statement No. 33-62407 is incorporated herein by reference.
	(ii)	Copy of Deferred Annuity Contract for tax qualified (form 31031), filed electronically as Exhibit 4.2 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.
	(iii)	Copy of Deferred Annuity Contract for IRA (form 31032-IRA), filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.
	(iv)	Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated by reference.
(e)	(i)	Copy of Application for IDS Life Variable Annuity (form 34055), filed electronically as Exhibit 5.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.
	(ii)	Copy of Application for IDS Life Variable Annuity (form 34054), is filed electronically as Exhibit 5.2 to Post-Effective Amendment No. 3 to Registration Statement No. 33-62407 is incorporated herein by reference.
(f)	(i)	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.
	(ii)	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
	(iii)	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
(g)		Not applicable.
(h)	(i)	Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit (h) (1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.
	(ii)	Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.
	(iii)	Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

	(iv)	Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311 is incorporated herein by reference.
(i)		Not Applicable.
(j)		Not applicable.
(k)		Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.
(l)		Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(m)		None
(n)		Not applicable.
(o)		Not applicable.
(p)	(i)	Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 11, 2022, filed electronically as Exhibit (p) to RiverSource Variable Account 10’s Registration Statement on Form N-4, File No. 333-262313, is incorporated herein by reference.
	(ii)	Power of Attorney for Gumer C. Alvero and Brian E. Hartert to sign Amendment to this Registration Statement, dated March 18, 2022 filed electronically as Exhibit (p)(ii) to RiverSource Variable Account 10’s Post-Effective Amendment No. 15 to Registration Statement File No. 333-230376, is incorporated herein by reference.
*Filled electronically herewith.
Item 28. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Stephen P. Blaske		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Brian J. McGrane		Director
Brian E. Hartert		Chief Financial Officer
Paula J. Minella		Secretary
Jeninne C. McGee		Director
Gregg L. Ewing		Vice President and Controller
Mark Gorham		Director and Vice President – Insurance Product Development
Lynn Abbott		Vice President – National Sales Manager and Fund Management
*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Signapore

Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
BMO Global Asset Management (Asia) Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Minnesota
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Houston BBP, L.P.[4]	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[5]	Texas
CREAD Special VAD Limited Partner, LLC	Delaware
Lionstone Advisory Services, LLC	Texas

Parent Company /Subsidiary Name	Jurisdiction
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[6]	Texas
Lionstone Raleigh Development Partners GP, LLC.	Delaware
Lionstone Raleigh Development Partners, LP7	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone VA Five, LLC	Delaware
Lionstone US Value-Add Five, L.P.[8]	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
BMO Global Asset Management (Europe) Limited	England & Wales
BMO Asset Management (Holdings) plc	Scotland
BMO Astraeus III GP LLP
Astraeus III FP LP
BMO AM Capital (Group) Limited	Cayman Islands
BMO AM Capital (Holdings) Limited	Cayman Islands
BMO AM Capital (UK) Limited	England & Wales
Thames River Capital Family Benefit Trust	England & Wales
BMO AM Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
BMO AM Group (Holdings) Limited	England & Wales
BMO AM Group (Management) Limited	England & Wales
BMO AM Holdings Limited	England & Wales
BMO AM Investment Services Limited	England & Wales
BMO Asset Management Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
F&C Unit Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
F&C Emerging Markets Limited	England & Wales
F&C (CI) Limited	England & Wales
F&C Private Equity Nominee Limited	England & Wales
BMO Asset Management Luxembourg S.A.9†	Luxembourg
BMO Asset Management Netherlands B.V.	Netherlands
BMO Portugal, Gestão de Patrimónios, S.A.	Portugal
F&C Alternative Investments (Holdings) Limited	England & Wales
F&C Ireland Limited	Ireland
BMO AM Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
BMO Fund Management Limited	England & Wales
BMO Managers Limited	England & Wales
BMO Asset Management (Services) Limited	Scotland
BMO Global Asset Management (Swiss) GmbH‡	Switzerland
BMO Investment Business Limited	Scotland
BMO PE Co-Investment GP LLP	Scotland
BMO FCIT PE FP LP9	Scotland
BMO PE Co-Investment FP LP9	Scotland
BMO Real Estate Partners LLP[10]	England & Wales
BMO UK Residential Real Estate FCP -RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
BMO REP (Corporate Services) Limited	England & Wales
F&C REIT Corporate Finance Limited	England & Wales
BMO Real Partners S.à.r.l.	Luxembourg
BMO Real Estate Partners GmbH & Co. KG, München	Germany
BMO Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany

Parent Company /Subsidiary Name	Jurisdiction
BMO REP Asset Management plc	England & Wales
FOSCA II Manager S.à.r.l.	Luxembourg
BMO REP Property Management Limited	England & Wales
BMO Unit Trust Managers Limited	England
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP9	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP9	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C Equity Partners plc	England & Wales
F&C European Capital Partners (GP) Limited	Scotland
F&C European Capital Partners (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Finance plc	England & Wales
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager plc	England & Wales
FP Asset Management Holdings Limited	England & Wales
BMO Asset Managers Limited	England & Wales
Ivory & Sime (Japan) KK	Japan
Ivory & Sime Limited	Scotland
LGM Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York

Parent Company /Subsidiary Name	Jurisdiction
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[11]	Delaware
TAM UK International Holdings Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Asset Management Holdings Sàrl**	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England & Wales
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Convivo Asset Management Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Investment Advisors Limited	England & Wales
Threadneedle Portfolio Managers Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle International Fund Management Limited	England & Wales
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Capital Management Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Securities Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property (GP) Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Dunsfold (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville SPF IV Property (GP) Limited	England & Wales
Sackville SPF IV (GP) No. 1 Limited	England & Wales
Sackville SPF IV (GP) No. 2 Limited	England & Wales
Sackville SPF IV (GP) No. 3 Limited	England & Wales
Sackville Tandem Property (GP) Limited	England & Wales
Sackville TPEN Property (GP) Limited	England & Wales
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 1 Limited	England & Wales
Sackville UK Property Select II Nominee (1) Limited	England & Wales
Sackville UK Property Select II (GP) No. 2 Limited	England & Wales
Sackville UK Property Select II Nominee (2) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Sackville UKPEC1 Leeds Nominee 1 Limited	England & Wales
Sackville UKPEC1 Leeds Nominee 2 Limited	England & Wales
Sackville UKPEC2 Galahad (GP) Limited	England & Wales
Sackville UKPEC3 Croxley (GP) Limited	England & Wales
Sackville UKPEC3 Croxley Nominee 1 Limited	England & Wales
Sackville UKPEC3 Croxley Nominee 2 Limited	England & Wales
Sackville UKPEC4 Brentford (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle Unit Trust Manager Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*	Publicly-traded company (NYSE: AMP)
**	The company has non-voting shares held by third parties
†	Regulated by Luxembourg Authority
‡	FINMA Authorized Representative office of BMO Asset Management Ltd.
[1]	Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
[2]	Registered broker-dealer
[3]	Managed by members of onshore hedge fund feeders
[4]	Owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)
[5]	Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).
[6]	Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
[7]	Owned by Lionstone Raleigh Development Partners GP, LLC (1.88%), LS Employee Holdings, LLC (0.82%), LORE MUDTC Club AIV, LP (48.65%) and California State Teachers’ Retirement System (48.65%)
[8]	Owned by Lionstone VA Five, LLC (2%), LVA5 Holdings, LLC (1%), Teacher Retirement System of Texas (26.2%), California State Teachers’ Retirement System (26.2%), William Marsh Rice University (5.2%) and Lion Real Estate LLC (39.4%)

[9]	BMO Asset Management (Holdings) plc owns a percentage of the entity
[10]	BMO AM Treasury Limited holds 1 unit
[11]	One-third of this entity is owned by American Express Travel Related Services.
Item 30. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer

Name and Principal Business Address*	Positions and Offices with Underwriter
Paula J. Minella	Secretary
Michael S. Mattox	Chief Financial Officer
*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$494,414,780	None	None	None
Item 32. Location of Accounts and Records
Not applicable
Item 33. Management Services
Not applicable.
Item 34. Fee Representation
The RiverSource Life Insurance Company (the Company) hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
The Company hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the April 26, 2022.
RiverSource Variable Account 10
(Registrant)
By:	/s/ Gumer C. Alvero**
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the April 26, 2022.
RiverSource Life Insurance Company
(Depositor)
By:	/s/ Gumer C. Alvero**
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the April 26, 2022.
Signature	Title
/s/ Gumer C. Alvero**	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel*	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske*	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji*	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian J. McGrane*	Director, Executive Vice President and Chief Financial Officer (Chief Financial Officer)
Brian J. McGrane
/s/ Jeninne C. McGee*	Director
Jeninne C. McGee
/s/ Gene R. Tannuzzo*	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing *	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
*Signed pursuant Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 11, 2022, filed electronically as Exhibit (p) to Registrant’s Registration Statement on Form N-4, File No. 333-262313, is incorporated by reference, herewith, by:
**Signed pursuant Power of Attorney for Gumer C. Alvero and Brian E. Hartert to sign Amendment to this Registration Statement, dated March 18, 2022 filed electronically as Exhibit (p)(ii) to RiverSource Variable Account 10’s Post-Effective Amendment No. 15 to Registration Statement File No. 333-230376, is incorporated herein by reference., herewith, by:

/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

Contents of Post-Effective Amendment No. 29
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource Flexible Portfolio Annuity
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated May 1, 2021 filed electronically as Part B to Post-Effective Amendment No. 6 to Registration Statement No. 333-230376, is incorporated by reference.
Part C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
(k)	Opinion of counsel and consent to its use as to the legality of the securities being registered.
(l)	Consent of Independent Registered Public Accounting Firm